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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999


                        --------------------------------


                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                    0-27470                                   54-725021
   (State or other jurisdiction of                (Commission File Number)                       (I.R.S. Employer)
    incorporation or organization)                                                              Identification No.)


           2100 RESTON PARKWAY
            RESTON, VIRGINIA                                                                          20191
(Address of principal executive offices)                                                            (Zip Code)

       Registrant's telephone number, including area code: (703) 620-4200


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EXPLANATORY NOTE

       This Form 8-K/A amends the Form 8-K filed by CyberCash, Inc. on July 29, 1999. In that Form 8-K, CyberCash reported its acquisition of Tellan Software, Inc., under Item 5. This Form 8-K/A reports CyberCash's acquisition of Tellan under Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       On July 23, 1999, CyberCash, Inc. (the "Registrant") completed its acquisition of Tellan Software, Inc., of San Jose, California ("Tellan"). The Registrant filed a Registration Statement (Form S-3 No. 333-83559) on July 23, 1999 registering shares of CyberCash common stock, par value $.001 per share, that were issued to the holders of Tellan capital stock. Further details about the acquisition may be found in the Agreement and Plan of Reorganization, dated June 25, 1999, among the Registrant, Tellan, Shaker Acquisition Corporation, a Delaware corporation and Donald L. Neff, a copy of which is filed as Exhibit 2.1 to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Exhibits

              Exhibit No.      Description
              -----------      -----------
                 2.1           Agreement and Plan of Reorganization dated June 25, 1999 among
                               CyberCash, Inc., Shaker Acquisition Corporation, Tellan Software, Inc.
                               and Donald L. Neff.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CyberCash, Inc.

August 9, 1999                             By: /s/ Dennis N. Cavender
                                               ----------------------
                                               Dennis N. Cavender
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.            Description
-----------            -----------
   2.1                 Agreement and Plan of Reorganization dated June 25, 1999 among CyberCash, Inc.,
                       Shaker Acquisition Corporation and Tellan Software, Inc.

* Incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-3 (No. 333-83559) filed with the Securities and Exchange Commission, which became effective on August 10, 1999.